DEBT	12 Months Ended
Dec. 31, 2017
DEBT
DEBT

NOTE 23    DEBT

	At December 31, 2017		At December 31, 2016
	Current	Non-Current	Current	Non-Current
2017 Convertible Senior Notes, net	$—	$—	$561	$—
2019 Senior Notes, net	—	625	—	624
2022 Senior Notes, net	—	985	—	984
2035 Senior Notes, net	—	594	—	594
2039 Senior Notes, net	—	859	—	858
2042 Senior Notes, net	—	984	—	984
Other (1)	4	14	5	5
	$4	$4,061	$566	$4,049
(1)	As of December 31, 2017, $14 of other financing obligations has been recorded related to the assets under construction for the Tanami Power project.

All outstanding Senior Notes are unsecured and rank equally with one another.

Scheduled minimum debt repayments are $- in 2018,  $626 in 2019,  $- in 2020,  $- in 2021,  $992 in 2022 and $2,474 thereafter. Scheduled minimum capital lease repayments are $4 in 2018,  $3 in 2019,  $1 in 2020,  $1 in 2021,  $1 in 2022 and $1 thereafter.

In December 2017, the Company began the early phases of the Tanami Power project which includes the construction of a gas pipeline to the Tanami site, and construction and operation of two on-site power stations under agreements that qualify for build-to-suit lease accounting. As of December 31, 2017, the financing obligations under the build-to-suit arrangements were $14.

Corporate Revolving Credit Facilities

In May 2011, the Company entered into a $2,500 revolving credit facility, which was increased to $3,000 in May 2012. The facility is with a syndicate of financial institutions, provides for borrowings in U.S. dollars and contains a letter of credit-sub facility. Facility fees vary based on the credit ratings of the Company’s senior, uncollateralized, non-current debt. Borrowings under the facility bear interest at a market based rate plus a margin determined by the Company’s credit rating. During 2017, the credit facility was extended to May 25, 2022. Fees and other debt issuance costs related to the extension of the facility were recorded as a reduction to the carrying value of debt and amortized over the term of the facility. At December 31, 2017, the Company had no borrowings outstanding under the facility. There was $80 outstanding on the sub-facility letters of credit at December 31, 2017 and 2016.

In September 2013, the Company entered into a Letter of Credit Facility Agreement (“LC Agreement”) with BNP Paribas, New York Branch. The LC Agreement established a $175 letter of credit facility for a three year period to support reclamation obligations. In 2017, the agreement was extended to September 30, 2020. The LC Agreement had a balance of $172 at December 31, 2017 and 2016.

2017 Convertible Senior Notes

In July 2017, the Company repaid the $575 outstanding aggregate principal amount of the 2017 Convertible Senior Notes at maturity.

The Company’s Consolidated Balance Sheets report the following related to the 2017 Convertible Senior Notes:

At December 31, 2016
Additional paid-in capital	$123

Principal amount	$575
Unamortized debt discount and issuance costs	(14)
Net carrying amount	$561

For the years ended December 31, 2017,  2016, and 2015, the Company recorded $5,  $9, and $9 of interest expense for the contractual interest coupon and $14,  $24, and $23 of amortization of the debt discount, respectively, related to the Convertible Senior Notes.

2019 Term Loan

In August 2016, the Company paid the remaining principal balance on the Term Loan of $275.  No premiums were paid as a result of early payment.

2019 and 2039 Senior Notes

In September 2009, the Company completed a two part public offering of $900 and $1,100 uncollateralized Senior Notes maturing on October 1, 2019 and October 1, 2039, respectively. Net proceeds from the 2019 and 2039 Senior Notes were $895 and $1,080, respectively. The 2019 Senior Notes pay interest semi-annually at a rate of 5.13% per annum and the 2039 Senior Notes pay semi-annual interest of 6.25% per annum.

In March 2016, the Company purchased approximately $274 of its 2019 Senior Notes and $226 of its 2039 Senior Notes through a debt tender offer. The Company recorded a net pre-tax loss of $4 in Other income, net as a result of the debt tender offer. Additionally, the Company reclassified $2 in Interest expense, net from Accumulated other comprehensive income (loss) related to the acceleration of the unrealized gains on the treasury rate lock contracts which were entered into upon issuance of the Senior Notes in 2009.

Using prevailing interest rates on similar instruments, the estimated fair value of the 2019 and 2039 Senior Notes was $662 and $1,132, respectively, at December 31, 2017 and $678 and $981, respectively, at December 31, 2016. The foregoing fair value estimates were based on an independent third party pricing source and may or may not reflect the actual trading value of this debt.

2022 and 2042 Senior Notes

In March 2012, the Company completed a two part public offering of $1,500 and $1,000 uncollateralized Senior Notes maturing on March 15, 2022 and March 15, 2042, respectively. Net proceeds from the 2022 and 2042 Senior Notes were $1,479 and $983, respectively. The 2022 Senior Notes pay interest semi-annually at a rate of 3.50% per annum and the 2042 Senior Notes pay semi-annual interest of 4.88% per annum.

In November 2016, the Company purchased approximately $508 of its 2022 Senior Notes through a debt tender offer. The Company recorded a net pre-tax loss of $31 in Other income, net as a result of the debt tender offer. Additionally, the Company recognized a loss of $20 in Other income, net from Accumulated other comprehensive income (loss) related to the acceleration of the unrealized losses on the forward starting swap contracts which were previously settled with the issuance of the Senior Notes.

Using prevailing interest rates on similar instruments, the estimated fair value of the 2022 and 2042 Senior Notes was $1,021 and $1,117, respectively, at December 31, 2017 and $1,016 and $959, respectively, at December 31, 2016. The foregoing fair value estimates were based on an independent third party pricing source and may or may not reflect the actual trading value of this debt.

2035 Senior Notes

In March 2005, Newmont issued uncollateralized Senior Notes with a principal amount of $600 due April 2035 bearing an annual interest rate of 5.88%. Interest on the notes is paid semi-annually in April and October. Using prevailing interest rates on similar instruments, the estimated fair value of these Senior Notes was $739 and $656 at December 31, 2017 and 2016, respectively. The foregoing fair value estimate was based on an independent third party pricing source and may or may not reflect the actual trading value of this debt.

Subsidiary Financings

Ahafo Project Finance Facility

In June 2015, the Company paid the remaining outstanding balance of $25 of the Ahafo Project Finance Facility.

Debt Covenants

The Company’s senior notes and revolving credit facility contain various covenants and default provisions including payment defaults, limitation on liens, leases, sales and leaseback agreements and merger restrictions.

The corporate revolving credit facility contains a financial ratio covenant requiring the Company to maintain a net debt (total debt net of cash and cash equivalents) to total capitalization ratio of less than or equal to 62.50% in addition to the covenants noted above. Furthermore, the corporate revolving credit facility contains covenants limiting the sale of all or substantially all of the Company’s assets, certain change of control provisions and a negative pledge on certain assets.

At December 31, 2017 and 2016, the Company and its related entities were in compliance with all debt covenants and provisions related to potential defaults.